NB Mutual Fund
                              Proxy Proposal Overview
                    For Shareholders of Record August 15, 2000


PROPOSAL 1: TO ELECT TRUSTEES (ALL FUNDS/TRUSTS/ASSETS/INSTITUTIONAL)

Shareholders are being asked to elect eighteen individuals to serve on the Boards of Trustees for all funds. The proposal is intended to create a single Board of Trustees responsible for all of the Funds in the Neuberger Berman Fund family. It is the Boards' belief that the Funds and Neuberger Berman Management Inc. would benefit from considerable efficiencies and that shareholder interests will be more effectively represented if the same individuals serve on each of the Boards.

For several years, the multiple boards have had separate meetings, but often reviewed the same or substantially the same issues and other matters. The consolidation would reduce the duplication of board materials and reports and the need for repeated presentation by the same personnel at different meetings.

PROPOSAL 2: TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT LIMITATION ON
            DIVERSIFICATION.  (ALL FUNDS/TRUSTS/ASSETS/INSTITUTIONAL)

This proposal is intended to allow the funds to take advantage of investing their excess cash in an Institutional money market fund managed by NBMI. As a result, the funds would have a more efficient and effective means of managing their cash.

PROPOSAL 3: TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS/ACCOUNTANTS.
            (ALL FUNDS/TRUSTS/ASSETS/INSTITUTIONAL)

The Boards have selected PricewaterhouseCoopers LLP to continue to serve as the independent auditors of CENTURY, MANHATTAN, MILLENNIUM, REGENCY, AND SOCIALLY RESPONSIVE.

The Boards have selected Ernst & Young LLP to continue to serve as the independent accountants of CASH RESERVES, FOCUS, GENESIS, GOVERNMENT MONEY, GUARDIAN, HIGH YIELD, INTERNATIONAL, LIMITED MATURITY BOND, MUNICIPAL MONEY, MUNICIPAL SECURITIES TRUST, PARTNERS.

PROPOSAL 4: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.  (FOR
            TRUSTS/ASSETS/INSTITUTIONAL ONLY)

This proposal would approve a reorganization of the funds into a classes of shares structure. The investment policies of the funds and the rights of shareholders would not be materially affected in any way by this change. The Boards and NBMI believe that eliminating the current master-feeder structure would simplify operations of the funds and may result in cost savings on legal fees, accounting costs and other operations expenses. For instance, the number of tax filings would be reduced from 40 to 11. The multi-class structure is also more common in the industry and easier to understand.


                              FOR INTERNAL USE ONLY

                                 NB Mutual Fund
                              Proxy Proposal Overview
                    For Shareholders of Record August 15, 2000



PROPOSAL 5: TO APPROVE A PLAN OF DISTRIBUTION AND SHAREHOLDER SERVICES.
            (GENESIS, GUARDIAN AND PARTNERS TRUSTS ONLY)

Many shareholders want access to our Funds via third parties, such as pension plan administrators and broker-dealers, and costs associated with servicing shareholders have increased, mainly due to investments in technology. This 10 basis point fee will help defray a portion of the costs associated with shareholder servicing activities, marketing and distribution. It will also help the Funds attract more assets by making the Funds available through additional channels.

PROPOSAL 6: TO APPROVE A CHANGE ON THE FUNDAMENTAL RESTRICTION ON INDUSTRY
            CONCENTRATION.  (CASH RESERVES ONLY)

The Board believes changing this fundamental restriction will provide NB Cash Reserves with greater investment flexibility to purchase instruments that are either issued or guaranteed by companies in the financial services group of industries, as an increasing number of suitable investments for money market funds are being issued by financial services companies. This change will allow the Fund to remain competitive with other money market funds that can invest to a greater extent in instruments issued by companies in this industry group.

PROPOSAL 7: TO MODIFY THE FUND'S FUNDAMENTAL RESTRICTIONS ON (GOVERNMENT MONEY
            ONLY):

            7A.  INVESTING IN GOVERNMENT SECURITIES
            7B.  REPURCHASE AGREEMENTS
            7C.  BORROWING POLICY TO PERMIT PURCHASE OF REVERSE
                 REPURCHASE AGREEMENTS
            7D.  TO PERMIT SECURITIES LENDING

The proposed changes will provide NB Government Money Fund with greater flexibility to invest in a broader array of U.S. Government securities and in repurchase agreements, and allow it to expand its borrowing and lending ability in an effort to earn more income. The Board believes these changes will give the Fund the opportunity to remain competitive with other U.S. Government money market funds that have this broader investment flexibility, although they will increase risk to a limited extent.


                              FOR INTERNAL USE ONLY

------------------------------------------------------------------------------------------------------------------
Name of Fund                          Proposals

NB Cash Reserves                      1.    To elect Trustees
                                      2.    To approve a change in the fundamental investment limitations concerning diversification
                                      3.    To ratify the selection of independent auditors/accountants
                                      6.    To approve a change on the fundamental restriction on industry concentration
------------------------------------------------------------------------------------------------------------------
NB Century Fund                       1.    To elect Trustees
NB Focus Fund                         2.    To approve a change in the fundamental investment limitation
NB Genesis Fund                             concerning diversification
NB Guardian Fund                      3.    To ratify the selection of independent auditors/accountants
NB High Yield Bond Fund
NB International Fund
NB Limited Maturity Bond Fund
NB Manhattan Fund
NB Millennium Fund
NB Municipal Money Fund
NB Municipal Securities Trust
NB Partners Fund
NB Regency Fund
NB Socially Responsive Fund
NB Technology Fund
------------------------------------------------------------------------------------------------------------------
NB Government Money Fund              1.    To elect Trustees
                                      2.    To approve a change in the fundamental investment limitation concerning diversification
                                      3.    To ratify the selection of independent auditors/accountants
                                      7.    To modify the fund's fundamental restrictions on:
                                            A.   Investing in Government Securities
                                            B.   Repurchase Agreements
                                            C.   Borrowing policy to permit purchase of Reverse Repurchase
                                                 Agreements
                                            D.   To permit securities lending
------------------------------------------------------------------------------------------------------------------
NB Century Trust                      1.    To elect Trustees
NB Focus Trust                        2.    To approve a change in the fundamental investment limitation
NB Institutional Cash Trust                 concerning diversification
NB International Trust                3.    To ratify the selection of independent auditors/accountants
NB Limited Maturity Bond Trust        4.    To approve an Agreement and Plan of Reorganization
NB Manhattan Trust
NB Millennium Trust
NB Regency Trust
NB Socially Responsive Trust
NB Technology Trust
------------------------------------------------------------------------------------------------------------------
NB Genesis Trust                      1.    To elect Trustees
NB Guardian Trust                     2.    To approve a change the fundamental investment limitation
NB Partners Trust                           concerning diversification
                                      3.    To ratify the selection of independent auditors/accountants
                                      4.    To approve an Agreement and Plan of Reorganization
                                      5.    To approve a Plan of Distribution and Shareholder Services
------------------------------------------------------------------------------------------------------------------
NB Focus Assets                       1.    To elect Trustees
NB Genesis Assets                     2.    To approve a change in the fundamental investment limitation
NB Guardian Assets                          concerning diversification
NB Manhattan Assets                   3.    To ratify the selection of independent auditors/accountants
NB Millennium Assets                  4.    To approve an Agreement and Plan of Reorganization
NB Partners Assets
NB Socially Responsive Assets
------------------------------------------------------------------------------------------------------------------
NB Genesis Institutional              1.    To elect Trustees
                                      2.    To approve a change in the fundamental investment limitation concerning diversification
                                      3.    To ratify the selection of independent auditors/accountants
                                      4.    To approve an Agreement and Plan of Reorganization
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
NB AMT Balanced Portfolio              1.    To elect Trustees
NB AMT Growth Portfolio                2.    To approve a change in the fundamental investment
NB AMT Guardian Portfolio                    limitations concerning diversification
NB AMT Limited Maturity Bond           3.    To ratify the selection of independent auditors/accountants
  Portfolio
NB AMT Liquid Assets Portfolio
NB AMT Mid-Cap Growth
  Portfolio
NB AMT Partners Portfolio
NB AMT Socially Responsive
  Portfolio
------------------------------------------------------------------------------------------------------------------

HIGHLIGHTS BOX:

Cast your proxy vote on the Proposals that relate to the Funds you own.

Intro Page:
NEUBERGER BERMAN COMBINED PROXY STATEMENT AND PROSPECTUS
On or about August 25th, Neuberger Berman mailed a combined Proxy Statement and Prospectus to the shareholders of record as of August 15, 2000. As a shareholder of the Funds, you are asked to review the combined Proxy Statement and Prospectus and to cast your vote on the Proposals that relate to the Funds you own. The Shareholder Meeting is scheduled for October 31, 2000.

The goal of one of the Proposals is to make the Funds more efficient to operate and the structure easier to understand. Other Proposals would allow certain Funds greater investment flexibility; one authorizes certain Funds to adopt a distribution and shareholder services plan.

Your vote is important to us. Voting your shares early will permit the Funds to avoid costly follow-up mailings and telephone solicitation. To help save you time, we have created the opportunity for you to cast your proxy vote online. If we do not hear from you by September 18, our proxy solicitor may contact you. We have prepared a brief set of frequently asked questions for your review. For more details on the Proposals, please see the combined Proxy Statement and Prospectus you received in the mail, or click here to view the document online.

FAQ PAGE
FREQUENTLY ASKED QUESTIONS

Q:  WHO IS ELIGIBLE TO VOTE?
A:  All shareholders of record as of August 15, 2000.

Q: WHY AM I BEING ASKED TO VOTE?
A: Mutual fund companies are required to obtain shareholders' votes for certain types of changes affecting their funds. As a shareholder, you have a right to vote on these changes, like those included in the combined Proxy Statement and Prospectus.

Q:  WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
A: Depending on the number of Fund(s) you own, you are being asked to vote on different Proposals. To see what Proposals apply to your Fund, please click on the Fund name listed below.

    NB Cash Reserves                     NB Century Trust                        NB Focus Assets
    NB Century Fund                      NB Focus Trust                          NB Genesis Assets
    NB Focus Fund                        NB Genesis Trust                        NB Guardian Assets
    NB Genesis Fund                      NB Guardian Trust                       NB Manhattan Assets
    NB Guardian Fund                     NB Institutional Cash Trust             NB Millennium Assets
    NB Government Money Fund             NB International Trust                  NB Partners Assets
    NB High Yield Bond                   NB Limited Maturity Bond Trust          NB Socially Responsive
         Fund                            NB Manhattan Trust                         Assets
    NB International Fund                NB Millennium Trust                     NB Genesis Institutional


    NB Limited Maturity                  NB Partners Trust
       Bond Fund                         NB Regency Trust
    NB Manhattan Fund                    NB Socially Responsive Trust
    NB Millennium Fund                   NB Technology Trust
    NB Municipal Money Fund
    NB Municipal Securities
       Trust
    NB Partners Fund
    NB Regency Fund
    NB Socially Responsive
       Fund
    NB Technology Fund

Q:  HOW DOES THE BOARD RECOMMEND I VOTE?
A: Your Fund's Board has approved these Proposals. Your vote is entirely up to you. The combined Proxy Statement and Prospectus you received is a detailed document to assist you in making your decisions. Please read it carefully before you vote. It includes the changes the Board recommends for your approval and details of the specific Proposals.

Q:  WHAT HAPPENS IF I DON'T VOTE?
A: You won't have a voice in how your Fund is managed. So please, send in your proxy card by mail, vote by telephone (call 1-888-221-0697), or click here to vote online.

Q:  HOW CAN I VOTE?
A:  You can vote your shares:

    ONLINE:    You can vote by clicking HERE or visit www.proxyweb.com.

    BY MAIL: Complete and sign the proxy card and return it in the postage paid envelope.

    BY PHONE: To vote by phone, call Toll-Free 1-888-221-0697.

    IN PERSON: If you do plan to attend the meeting, please notify us by calling
               Toll-Free 1-800-877-9700.

Q:   HOW MANY VOTES DO I HAVE?
A: Your vote is equal to the number of shares you hold in each Fund that you own on the record date.

Q:  WHY DID I RECEIVE MULTIPLE PROXY CARDS?
A: You will receive a proxy card for each Fund that you own. For example, if you own three Neuberger Berman Funds, you will receive three cards. Please be sure to complete, sign and return all the cards you receive.

Q:  WHY AM I BEING ASKED TO VOTE ON A NEW BOARD OF TRUSTEES?
A: The Board of Trustees of your Fund has voted in favor of creating a single Board of Trustees responsible for all of the Funds in the Neuberger Berman Fund family. It is the Boards' belief that the Funds and Neuberger Berman Management Inc. would benefit from considerable efficiencies and that shareholder interests will be more effectively represented if the same individuals serve on each of the Boards.

Q.  WHAT MAKES SOMEONE QUALIFIED TO BE A TRUSTEE?
A: Our mutual fund Trustees have significant breadth and depth of professional and business experience and expertise. Their backgrounds include academic and business careers; investing; consulting; not-for-profit organizations; and law. Those in business include individuals in a variety of financial service areas, including broker/dealer, venture capital, and insurance. Our Boards benefit from a balance of different talents and skills to qualify as Trustees. By combining our Fund Boards, we'll have a pool of candidates already familiar with the Neuberger Berman Fund family, its manager, underwriter, administrator, and methods of operation, the mutual fund business and the comprehensive regulatory regime under which it operates, as well as the special responsibilities that the law assigns to mutual fund trustees.

Q: WHY ARE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS ON PORTFOLIO DIVERSIFICATION BEING MODIFIED?
A: The Board believes that the proposed change will provide the Funds with greater flexibility to respond to certain present and future investment opportunities. Certain fundamental restrictions, in their current form, impede the Funds' use of portfolio management techniques that are now used by other mutual funds.

Q: WHY AM I BEING ASKED TO VOTE ON THE RATIFICATION OF INDEPENDENT AUDITORS/ACCOUNTANTS?
A: The independent auditors/accountants perform audits of the Funds' financial statements to obtain reasonable assurance about whether they are free of material misstatements. Because financial reporting involves discretionary decision making, their opinion is important to both the Funds and their shareholders. The SEC currently requires that shareholders ratify the Board's selection of the independent auditors/accountants when a shareholder meeting is held.

Q: HOW WILL THE PROPOSED REORGANIZATION AFFECT ME AS A SHAREHOLDER? (ONLY APPLIES TO SHAREHOLDERS OF NB EQUITY TRUST, NB INCOME TRUST, NB EQUITY ASSETS AND NB EQUITY SERIES)
A: The proposed reorganization will not alter your investment program and will have no material effect on your shareholder rights or account. The reorganization is being proposed to take advantage of a fund structure (classes of shares) that will simplify operations and is more common in the mutual fund industry.

Q: IS MY COST BASIS AFFECTED IN ANY WAY DUE TO THE CONVERSION TO CLASSES OF SHARES?
A: No, your cost basis will not be affected if the conversion to classes is approved by shareholders.

Q: WHY AM I BEING ASKED TO APPROVE THE IMPLEMENTATION OF A DISTRIBUTION AND SHAREHOLDER SERVICES PLAN? (ONLY APPLIES TO SHAREHOLDERS OF NB GENESIS, GUARDIAN AND PARTNERS TRUST)
A: Many shareholders want access to our Funds via third parties, such as pension plans and broker-dealers, and costs associated with servicing shareholders have increased, mainly due to investments in technology. This fee will help defray a portion of the costs associated with shareholder servicing activities, marketing and distribution. It will also help the Funds attract more assets by making the Funds available through additional channels.

Q:  WHAT IS A 12B-1 FEE?
A: The 12b-1 fee is named after a rule under the Investment Company Act of 1940, the federal law that governs all mutual funds. This rule allows a Fund to use its own assets to pay for certain marketing, distribution and shareholder servicing costs. Many funds have a 12b-1 fee of 25 basis points. You are being asked to approve a 10 basis points fee.

Q:  HOW WILL THIS AFFECT MY INVESTMENT?
A: On a $1,000 investment, a 12b-1 fee of 10 basis points will equal $1 per year. You will not pay this directly. Rather, it will be paid to Neuberger Berman Management Inc., the Fund's distributor, and becomes part of the annual operating expenses paid by the Fund.

Q: WHY AM I BEING ASKED TO MODIFY A FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION? (ONLY APPLIES TO SHAREHOLDERS OF NB CASH RESERVES)
A: The Board believes changing this fundamental restriction will provide NB Cash Reserves with greater investment flexibility to purchase instruments that are either issued or guaranteed by companies in the financial services group of industries, as an increasing number of suitable investments for money market funds are being issued by financial services companies. This change will allow the Fund to remain competitive with other money market funds that can invest to a greater extent in instruments issued by companies in this industry group.

Q. WHY AM I BEING ASKED TO CHANGE CERTAIN OF NB GOVERNMENT MONEY FUND'S FUNDAMENTAL POLICIES?
A: The proposed changes will provide NB Government Money Fund with greater flexibility to invest in a broader array of U.S. Government securities and in repurchase agreements, and allow it to expand its borrowing and lending ability in an effort to earn more income. Repurchase agreements are techniques frequently used by money market funds to invest idle cash on a short-term basis. The proposed changes would also allow the Fund to borrow money, or to loan portfolio securities to banks, brokerage firms or other institutional investors to earn income. The Board believes these changes will give the Fund the opportunity to remain competitive with other U.S. Government money market funds that have this broader investment flexibility, although they will increase risk to a limited extent.

Q:  WHO DO I CALL FOR MORE INFORMATION?
A: Please call Toll-Free 1-800-877-9700 Monday through Friday, 8:00 a.m. to 8:00 p.m. and Saturday, 8:00 a.m. through 6:00 p.m., with any additional questions you may have. Our Shareholder Representatives will be happy to assist you.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                              GOVERNMENT MONEY FUND

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    TO MODIFY THE FUNDAMENTAL POLICY TO PERMIT INVESTMENT IN       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                ALL SECURITIES ISSUED OR GUARANTEED BY THE U.S.
                GOVERNMENT.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    TO MODIFY THE FUNDAMENTAL LENDING POLICY TO PERMIT             [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                REPURCHASE AGREEMENTS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    TO MODIFY THE FUNDAMENTAL BORROWING POLICY TO PERMIT           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                REVERSE REPURCHASE AGREEMENTS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    TO MODIFY THE FUNDAMENTAL LENDING POLICY TO PERMIT             [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                SECURITIES LENDING.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                  GENESIS TRUST

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     TO APPROVE THE DISTRIBUTION AND SHAREHOLDER SERVICES           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                PLAN.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                 GUARDIAN TRUST

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     TO APPROVE THE DISTRIBUTION AND SHAREHOLDER SERVICES           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                PLAN.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                 PARTNERS TRUST

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     TO APPROVE THE DISTRIBUTION AND SHAREHOLDER SERVICES           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                PLAN.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                  FOCUS ASSETS

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                 GENESIS ASSETS

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                 GUARDIAN ASSETS

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nomnee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                MANHATTAN ASSETS

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                MILLENNIUM ASSETS

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s)you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                 PARTNERS ASSETS

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                           SOCIALLY RESPONSIVE ASSETS

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                  REGENCY TRUST

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                            SOCIALLY RESPONSIVE TRUST

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                TECHNOLOGY TRUST

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                 MILLENNIUM TRUST

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                  CENTURY TRUST

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                   FOCUS TRUST

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                 MANHATTAN TRUST

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                            INSTITUTIONAL CASH TRUST

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                              GENESIS INSTITUTIONAL

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDEPENDENT AUDITORS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.            [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                  CENTURY FUND

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                AS INDEPENDENT ACCOUNTANTS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     NOT APPLICABLE.  YOUR FUND IS NOT SEEKING A VOTE FOR THIS      [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                  GENESIS FUND

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                AS INDEPENDENT ACCOUNTANTS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     NOT APPLICABLE.  YOUR FUND IS NOT SEEKING A VOTE FOR THIS      [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                  GUARDIAN FUND

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                AS INDEPENDENT ACCOUNTANTS.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     NOT APPLICABLE.  YOUR FUND IS NOT SEEKING A VOTE FOR THIS      [X] NOT APPLICABLE
                PROPOSAL.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
-------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                              HIGH YIELD BOND FUND

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                AS INDEPENDENT ACCOUNTANTS.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     NOT APPLICABLE.  YOUR FUND IS NOT SEEKING A VOTE FOR THIS      [X] NOT APPLICABLE
                PROPOSAL.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
-------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                               INTERNATIONAL FUND

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                AS INDEPENDENT ACCOUNTANTS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                           LIMITED MATURITY BOND FUND

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                AS INDEPENDENT ACCOUNTANTS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                 MANHATTAN FUND

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                AS INDEPENDENT ACCOUNTANTS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                 MILLENNIUM FUND

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                AS INDEPENDENT ACCOUNTANTS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                              MUNICIPAL MONEY FUND

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                AS INDEPENDENT ACCOUNTANTS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                  PARTNERS FUND

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                AS INDEPENDENT ACCOUNTANTS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                  REGENCY FUND

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                AS INDEPENDENT ACCOUNTANTS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                            SOCIALLY RESPONSIVE FUND

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                AS INDEPENDENT ACCOUNTANTS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                 TECHNOLOGY FUND

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                AS INDEPENDENT ACCOUNTANTS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                           MUNICIPAL SECURITIES TRUST

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                AS INDEPENDENT ACCOUNTANTS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     NOT APPLICABLE.  YOUR FUND IS NOT SEEKING A VOTE FOR THIS      [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                             NEUBERGER BERMAN FUNDS
                                  CASH RESERVES

NEUBERGER BERMAN

THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.   TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES:
              (01) JOHN CANNON (02) FAITH COLISH                        [ ] FOR ALL     [ ] WITHHOLD
              (03) WALTER G. EHLERS (04) C. ANNE HARVEY                  AUTHORITY       [ ] FOR ALL EXCEPT
              (05) BARRY HIRSCH  (06) MICHAEL M. KASSEN
              (07) ROBERT A. KAVESH  (08) HOWARD A. MILEAF               ------------------------------
              (09) EDWARD I. O'BRIEN  (10) JOHN T. PATTERSON, JR.        ------------------------------
              (11) JOHN P. ROSENTHAL  (12) WILLIAM E. RULON
              (13) CORNELIUS T. RYAN  (14) TOM DECKER SEIP
              (15) GUSTAVE H. SHUBERT (16) CANDACE L. STRAIGHT
              (17) PETER E. SUNDMAN  (18) PETER P. TRAPP

------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.     TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT              [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                LIMITATION CONCERNING DIVERSIFICATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3.     TO APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                AS INDEPENDENT ACCOUNTANTS.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4.     NOT APPLICABLE.  YOUR FUND IS NOT SEEKING A VOTE FOR THIS      [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 5.     NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 6.     TO APPROVE A CHANGE IN THE FUNDAMENTAL RESTRICTION CONCERNING  [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                INDUSTRY CONCENTRATION.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7A.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7B.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7C.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------
PROPOSAL 7D.    NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS       [X] NOT APPLICABLE
                PROPOSAL.
------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH
  IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE
       UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

To receive email confirmation, enter your email address here: _______________

                 Press this button to [Submit] your Proxy Vote.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.